Remeasurement items affecting operating profit	12 Months Ended
Jun. 30, 2020
Remeasurement items affecting operating profit
Remeasurement items affecting operating profit

10Remeasurement items affecting operating profit

		2020	2019	2018
for the year ended 30 June	Note	Rm	Rm	Rm
Effect of remeasurement items for subsidiaries and joint operations
Impairment of		111 592	18 451	9 115
property, plant and equipment	20	94 032	14 161	7 623
assets under construction	21	13 399	4 272	1 492
right of use assets	22	3 322	—	—
goodwill and other intangible assets		839	11	—
other assets		—	7	—
Reversal of impairment of		—	(949)	(354)
property, plant and equipment	20	—	(650)	—
assets under construction	21	—	(299)	(14)
other intangible assets		—	—	(56)
equity accounted investments		—	—	(269)
other assets		—	—	(15)
(Profit)/loss on		(715)	1 109	828
disposal of property, plant and equipment	11	25	(32)	(3)
disposal of goodwill and other intangible assets	11	—	—	11
disposal of other assets	11	148	—	(1)
disposal of businesses	11	(1 684)	(267)	(833)
scrapping of property, plant and equipment	11	402	556	454
disposal and scrapping of assets under construction	11	394	852	1 200
Write-off of unsuccessful exploration wells	21	(43)	34	312
Remeasurement items per income statement		110 834	18 645	9 901
Tax effect		(26 079)	(4 012)	(1 834)
Non-controlling interest effect		(931)	(5)	(9)
Total remeasurement items for subsidiaries and joint operations, net of tax		83 824	14 628	8 058
Effect of remeasurement items for equity accounted investments		—	15	11
Total remeasurement items for the group, net of tax		83 824	14 643	8 069

Impairment/reversal of impairments

The group’s non-financial assets, other than inventories and deferred tax assets, are assessed for impairment indicators at each reporting date or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash generating unit to which it belongs.

Impairment calculations

The recoverable amount of the assets assessed for impairment is determined based on the higher of the fair value less costs to sell or value-in-use calculations. Key assumptions relating to this valuation include the discount rate and cash flows. Future cash flows are estimated based on financial budgets covering a five year period and extrapolated over the useful life of the assets to reflect the long term plans for the group using the estimated growth rate for the specific business or project. Where reliable cash flow projections are available for a period longer than five years, those budgeted cash flows are used in the impairment calculation. The estimated future cash flows and discount rate are post-tax, based on the assessment of current risks applicable to the specific entity and country in which it operates, as well as current market conditions. Discounting post-tax cash flows at a post-tax discount rate yields the same results as discount pre-tax cash flows at a pre-tax discount rate, assuming there are no significant temporary tax differences.

10Remeasurement items affecting operating profit continued

Main assumptions used for impairment calculations

		2020	2019	2018
Long-term average crude oil price (Brent) (nominal)*	US$/bbl	59,69	71,17	73,91
Long-term average ethane price (nominal)*	US$c/gal	32,79	39,04	37,42
Long-term average ammonia price*	Rand/ton	4 664,32	4 258,54	5 807,46
Long-term average Southern African gas purchase price (real)*	US$c/Gj	7,10	4,86	—
Long-term average refining margin (nominal)*	US$/bbl	9,43	10,16	—
Long-term average exchange rate*	Rand/US$	15,20	14,29	13,57

*Assumptions are provided on a long-term average basis. Oil price and exchange rate assumptions are calculated based on a five year period, while the ethane price is based on a ten year period. The refining margin is calculated until 2034, linked to the Sasolburg refinery’s useful life. The Southern African gas purchase price is calculated until 2050, linked to the South African integrated value chain’s useful life.

			United
		South	States of
		Africa	America	Europe
		%	%	%
Growth rate — long-term Producer Price Index	2020	5,50	2,00	2,00
Weighted average cost of capital*	2020	14,22	7,66	7,66 – 9,79
Growth rate — long-term Producer Price Index	2019	5,50	2,00	2,00
Weighted average cost of capital*	2019	13,12	7,18	7,18 – 9,48
Growth rate — long-term Producer Price Index	2018	5,50	2,00	2,00
Weighted average cost of capital*	2018	12,71	7,56	7,68 – 9,35

*Calculated using spot market factors on 30 June.

Areas of judgement:

Management determines the expected performance of the assets based on past performance and its expectations of market developments. By its very nature, cash flow projections involve inherent risks and uncertainties which have been further aggravated by the effect of COVID-19. The group adjusted cash flow projections and budgets to include the effects of the COVID-19 pandemic. These adjustments took into account the impact of the pandemic on revenue and margins as well as the expected periods of recovery from the pandemic for each individual cash generating unit.

The weighted average growth rates used are consistent with the increase in the geographic segment long-term Producer Price Index. Estimations are based on a number of key assumptions such as reserve estimates, volume, price and product mix which will create a basis for future growth and gross margin. These assumptions are set in relation to historic figures and external reports. The impact of the COVID-19 pandemic is incorporated in our pricing assumptions through the use of the average June 2020 views obtained from two independent consultancies that reflect their current views on market development. If necessary, these cash flows are then adjusted to take into account any changes in assumptions or operating conditions that have been identified subsequent to the preparation of the budgets.

The weighted average cost of capital rate (WACC) is derived from a pricing model. The variables used in the model are established on the basis of management judgement and current market conditions. Management judgement is also applied in estimating future cash flows and defining of cash-generating units. These values are sensitive to the cash flows projected for the periods for which detailed forecasts are not available and to the assumptions regarding the long-term sustainability of the cash flows thereafter.

Determining as to whether, and by how much, cost incurred on a project is abnormal and needs to be scrapped involves judgement. The factors considered by management include the scale and complexity of the project, the technology being applied and guidance from experts in terms of what constitute abnormal wastage on the project.

Significant impairment of assets in 2020

					Goodwill
		Property,	Assets		and other
		plant and	under	Right of	intangible
		equipment	construction	use assets	assets	Total
	Business Cash-	2020	2020	2020	2020	2020
generating unit (CGU)	segmentation	Rm	Rm	Rm	Rm	Rm
North American operations
US Chemicals Assets	Base and Performance	60 760	10 184	1 223	391	72 558
held for sale	Chemicals
Other	Base Chemicals	210	—	—	—	210
South African integrated value chain
Sasolburg liquid fuels refinery	Energy Synfuels	7 803	785	—	6	8 594
liquid fuels refinery	Energy	3 834	—	—	—	3 834
Ammonia value chain	Base Chemicals	1 595	331	49	9	1 984
Acrylates & Butanol value chain	Base Chemicals	5 410	788	547	21	6 766
Polyethylene value chain	Base Chemicals	4 418	915	28	24	5 385
Chlor Vinyls value chain	Base Chemicals	1 474	306	17	8	1 805
Chemical Work Up & Heavy	Base Chemicals	434	90	780	2	1 306
Alcohols value chain
Southern Africa Wax value chain Performance Chemicals Other		4 661	—	—	—	4 661
	Base Chemicals	596	—	253	1	850
Eurasian operations
Wax Germany	Performance Chemicals	2 137	—	368	333	2 838
China (Nanjing)	Performance Chemicals	416	—	57	—	473
Other	Various	284	—	—	44	328
		94 032	13 399	3 322	839	111 592

Other than for the CGU’s specifically mentioned, all of the remaining CGU’s have significant headroom and no reasonable changes to assumptions applied would result in any impairment.

North American operations — Base Chemicals Assets held for sale

On 17 March 2020, Sasol announced that it had commenced partnering discussions in relation to certain of its Base Chemicals assets in the United States of America. The project perimeter currently includes the Ethylene West Cracker and the LDPE and LLDPE units constructed as part of the LCCP project. Refer to note 12 for more information. At 30 June 2020, assets and liabilities relating to a combination of assets within Sasol Chemicals USA have been classified as held for sale and an impairment charge of R72,6 billion (US$4,2 billion), Base Chemicals R53 billion and Performance Chemicals R19,6 billion, has been recognised to reduce the carrying value of the disposal group down to its fair value less cost to sell, including any portion that Sasol might retain in the disposal group.

10Remeasurement items affecting operating profit continued

South African Integrated Value Chain

The CGUs within the South African Integrated Value Chain (IVC) saw significant declines in recoverable amounts due to:

•The negative impact of COVID-19 on the macro-economic environment over the short-term, with lower anticipated growth;

•Sustained lower crude oil and chemical sales prices over the longer term;

•A 1,10% increase in WACC rate to 14,22%, mainly due to an increase in Sasol’s cost of debt following the downgrade of the group’s credit rating; and

•An increase in the forecast cost to procure gas in the longer term for the integrated value chain.

The following table lists the recoverable amounts of each of the South African CGUs that was impaired together with a description of the factors that resulted in the impairment:

Recoverable
amount*
(net of tax)
2020
Cash-generating unit (CGU)	Description	Rm
Energy
Sasolburg liquid fuels refinery	The impairment is mainly due to lower refining margins over the long-term and an increase in the WACC rate.	—
Synfuels liquid fuels refinery	The impairment is mainly due to lower crude oil prices, an increase in the WACC rate and a higher cost to procure gas in the longer term.	39 672
Base Chemicals
Ammonia value chain	The impairment is mainly due to lower international ammonia selling prices and a decrease in volumes based on reduced market demand and a reduction in gas allocated to the value chain.	3 765
Acrylates & Butanol value chain	The impairment is mainly due to significantly lower selling prices coupled with a long expected recovery period as operating rates are only expected to recover to pre-COVID-19 levels by 2027. The CGU was also impacted by an increase in the WACC rate and a higher cost to procure gas in the longer term.	—
Polyethylene value chain	The impairment is mainly due to depressed selling prices caused by polyethylene overcapacity, worsened by the impact of COVID-19, and higher feedstock costs.	7 267
Chlor Vinyls value chain	The impairment is mainly due to significant lower selling prices which were only partly offset by the weakening in the rand.	1 772
Chemical Work Up & Heavy chain	The impairment is mainly due to significantly lower selling prices and an Alcohols value increase in the WACC rate. Overall Solvents prices decreased by 12% compared to the prior year.	9 357
Other	Several other CGUs were impaired due to lower selling prices in a weaker macro-economic environment as a result of COVID-19 coupled with a lower oil price.	1 352
Performance Chemicals
Southern Africa Wax value chain	The impairment is mainly due to lower wax selling prices, an increase in the WACC rate and the higher cost to procure gas in the longer term.	10 941

*The recoverable amounts reflect the CGU’s contribution to the integrated value chain and have been determined as described in the accounting policies section below.

Eurasian operations — Performance Chemicals — Wax

The impairment of the Wax Germany CGU is mainly due to lower wax selling prices, driven by the negative macro-economic conditions as well as increased market competition experienced from low cost paraffin wax producers. This was partly offset by increased volumes in the wax emulsion market. The recoverable amount of the CGU at 30 June 2020 is R3 billion (EUR 153,2 million).

Significant impairments of assets in prior periods

Performance Chemicals — Tetramerization and Ethylene Oxide/Ethylene Glycol (EO/EG) value chains

In 2019, the Tetramerization and EO/EG value chains were impaired by R7,4 billion (US$526 million) and R5,5 billion (US$388 million), respectively. The impairments were driven by an increase in capital cost for the Lake Charles Chemicals Project (LCCP) and lower

US ethylene and global mono-ethylene glycol price assumptions as at 30 June 2019. The upstream ethane cracker is a corporate asset and the increase in its capital cost has an impact on the downstream derivative units. All cash generating units linked to the LCCP were assessed for impairment.

Base Chemicals — Ammonia value chain

In 2019, an impairment of R3,3 billion was recognised on our Ammonia value chain mainly as a result of lower international ammonia sales price assumptions in the short- to medium-term and increased gas feedstock prices in the longer term.

Sasol Canada — Shale gas assets

Our shale gas assets in Canada were impaired by a further R1,9 billion (CAD181 million) as at 30 June 2019 to a carrying value of R22 million (CAD2 million), impacted by the depressed Canadian gas price environment. This is aligned with the anticipated fair value. The recoverable amount of the CGU was determined using a real long-term average gas price (Henry Hub), excluding margins, of US$3,44/mmbtu (2018 — US$3,49) and a risk adjusted discount rate of 7,18% (2018 — 7,68%). We remain committed to divest from these assets as part of our strategic portfolio optimisation.

These assets were previously impaired (2018 — R2,8 billion (CAD281 million); 2016 — R9,9 billion (CAD880 million); 2015 — R1,3 billion (CAD133 million); 2014 — R5,3 billion (CAD540 million)), mainly due to the declining gas prices.

Base Chemicals — Chlor Vinyls value chain

In 2018, the full carrying value of our Chlor Vinyls value chain in South Africa was impaired by R5,2 billion due to the continued and sustained strengthening of the exchange rate outlook and the resulting impact on Base Chemicals margins.

A structural change in the integrated ethylene value chain led to the extension of the useful life of the Chlor Vinyls CGU in Sasolburg from 2034 to 2050.

Based on the sustained improvement in the impairment calculation due to the useful life extension, R949 million of the previous impairment recognised was reversed on 31 December 2018.

Sasol Petroleum Mozambique — PSA

In 2018, an impairment of R1,1 billion (US$94 million) was recognised in respect of the PSA asset. The project was still in an early stage of development with the impairment largely driven by lower than expected oil volumes and weaker long-term macroeconomic assumptions. A discount rate of 13,23% (2017: 12,16%) was used which takes into account the project’s exposure to both South Africa and Mozambique operating and fiscal environment.

Significant scrapping of assets in prior periods

Lake Charles Chemicals Project

In 2019, we scrapped R682 million (US$48 million) of cost incurred on the LCCP, mainly relating to rework that was required on the Low Density Polyethylene compression motor that was damaged and a number of heat exchangers that had to be either repaired or replaced due to quality issues. Management considered the scale and complexity of the project, the technology being applied and input from experts to determine the cost incurred on the project which were scrapped.

US Gas-To-Liquids (GTL)

At 31 December 2017 we scrapped the remaining capitalised FEED costs relating to our US GTL assets of R1,1 billion (US$83 million), following our formal strategic decision not to pursue new GTL ventures in future. This is in addition to an impairment recognised in 2017 of R1,7 billion (US$130 million) based on the delay of the US GTL project and the uncertainty around the probability and timing of project execution.

10Remeasurement items affecting operating profit continued

Sensitivity to changes in assumptions:

Management has considered the sensitivity of the impairment calculations to various key assumptions such as crude oil and gas prices, commodity prices and exchange rates. These sensitivities have been taken into consideration in determining the required impairments. The following assets are particularly impacted by changes in key assumptions:

North American operations — Base Chemicals Assets held for sale

The impairment of the North American ethylene value chain includes both the portion of the assets classified as a disposal group held for sale as well as the retained interest in these assets subsequent to the expected sales transaction. The proportion and accounting treatment of the retained interest is based on management’s interpretation of the proposed deal construct as at 30 June 2020. The resulting impairment charge is highly dependent on such interpretation and could differ significantly if there are any changes based on the final outcome of the sales transaction.

Energy — Sasolburg liquid fuels refinery*

The performance of the CGU is highly sensitive to changes in refining margins. A US$1 decrease in refining margins will decrease the recoverable amount of the CGU by approximately R1,5 billion. Global refining margins are outside the control of management.

Energy — Synfuels liquid fuels refinery*

The performance of the CGU is highly sensitive to changes in crude oil prices, the Rand/US$ exchange rate and the cost to procure gas. A US$1 decrease in the price of Dated Brent will decrease the recoverable amount of the CGU by approximately R2,8 billion. A R0,10/US$ strengthening in the exchange rate would decrease the recoverable amount by R1,5 billion.

A US$1/Gj increase in the longer term cost of natural gas would decrease the recoverable amount by R1,3 billion.

Base Chemicals — Ammonia value chain*

The performance of this CGU is highly sensitive to changes in international ammonia prices driven by changes in the global market conditions and the cost to procure gas. A US$10 decrease in the ammonia price assumption would decrease the recoverable amount of the CGU by approximately R616 million. A US$1/Gj increase in the longer term cost of natural gas would decrease the recoverable amount by R187 million.

Base Chemicals — Acrylates & Butanol value chain*

The performance of this CGU is highly sensitive to changes in the discount rate, product sales prices and the cost to procure gas in the long term. A 1% increase in the discount rate would decrease the recoverable amount by approximately R432 million, while a US$1/Gj increase in the longer term cost of natural gas would decrease the recoverable amount by R157 million. A US$10 per ton decrease in sales prices would reduce the recoverable amount by R257 million.

Base Chemicals — Polyethylene value chain*

The performance of this CGU is highly sensitive to changes in the discount rate, product sales prices, the Rand/US$ exchange rate and the cost to procure gas in the long term. A 1% increase (or decrease) in the discount rate would decrease (or increase) the recoverable amount by approximately R1,8 billion (or R2,2 billion). A sales price reduction of US$10 per ton would decrease the recoverable amount by approximately R289 million while a R0,10/US$ weakening in the exchange rate would decrease the recoverable amount by approximately R131 million.

A US$1/Gj increase in the longer term cost of natural gas would decrease the recoverable amount by R246 million.

Base Chemicals — Chlor Vinyls value chain*

The performance of this CGU is highly sensitive to the Rand/US$ exchange rate, product sales prices and changes in the discount rate. A R0,10/US$ weakening in the exchange rate assumption would increase the recoverable amount of the CGU by approximately R413 million while a US$10 per ton decrease in sales prices would reduce the recoverable amount by approximately R794 million. The recoverable amount will be reduced by approximately R613 million if the discount rate were to increase by 1%.

Base Chemicals — Chemical Work Up & Heavy Alcohols value chain*

The performance of this CGU is highly sensitive to changes in the discount rate and product sales prices. A 1% increase (or decrease) in the discount rate would decrease (or increase) the recoverable amount by approximately R1,5 billion (or R1,7 billion). A US$10 per ton decrease in sales prices would reduce the recoverable amount by approximately R786 million.

Performance Chemicals — Southern Africa Wax value chain*

The performance of this CGU is highly sensitive to changes in the discount rate and the cost to procure gas in the long term. A 1% increase (or decrease) in the discount rate would decrease (or increase) the recoverable amount by approximately R928 million (or R1,0 billion). A US$1/Gj increase in the longer term cost of natural gas would decrease the recoverable amount by R305 million.

Eurasian operations — Performance Chemicals — Wax*

The performance of the European Wax CGU, with its production facilities in Germany, Austria and the UK, is highly sensitive to fluctuations in total gross margin which is influenced by changes in product sales prices, sales volumes and raw material prices. A 5% decrease in gross margin could decrease the recoverable amount of this CGU by approximately R751 million (€39 million).

* Reflected net of tax

Accounting policies:

Remeasurement items are amounts recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of an assets or liability such as the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets. The group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and is adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The group’s corporate assets are allocated to the relevant cash-generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash- generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.